Exhibit 99.7

Global Corporate Services (GCS) Bill Concannon President, GCS

Corporation CEO Real Estate Strategic Planning Transaction Management (Leasing, Buying, Selling) Project Management (Design, Construction, Moves) Facility Management (includes Energy and Sustainability) Corporate Real Estate CMO CHRO CFO CAO CIO Typical Real Estate Outsourcing Functions Transitioned to CBRE The Core Business of GCS Is Real Estate Outsourcing

35% of 2010 CBRE revenue* 140 contracts signed YTD Q3 2011 2/3 of contracts are multi-service “Annuity revenue” with 3-5 year contract terms Clients served in 102 countries 96% renewal rate reflects high client satisfaction ratings Corporations Healthcare Systems Public Sector Entities Transaction Management Facilities Management Project Management Strategic Consulting First client – Baxter (1990) 300+ clients, including 80% in Fortune 100 Approximately 12,000 global GCS associates $24B of client Op Ex under management 92,000+ properties managed for FM Highest ranking CRE firm; named IAOP Top 100 (#6) “LONG-TERM CONTRACT BUSINESS” LARGE REAL ESTATE OCCUPIERS GLOBAL FULL SERVICE OFFERING KEY FACTS *Includes both Global Corporate Services and Asset Services revenues GCS Is a “Long Term Contracts” Business

Project Management Oversight of any capital project related to real estate (build out, new UPS system, new signage program) Cap Ex Optimization MIS, Telecom, Cabling 12% Furniture & Workstations 20% Construction Labor & Materials 49% Moving 7% A&E 6% PJM 6% ANNUAL CAPITAL EXPENSES Day to day Facilities Management oversight of engineering, vendor mgmt. Leverage savings through strategic sourcing and energy management Op Ex Reduction Savings on rent via strategic planning, portfolio optimization and transactions Rent Reduction ANNUAL OPERATING EXPENSES ANNUAL RENTAL EXPENSES Occupancy Expense Repairs 8% Contracts 13% Utilities 15% Payroll 7% Depr/Amort 17% Insurance 4% RE Tax 10% Rent 26% Capital Expense How Do We Create Value for Our Clients? We transition and right size the CRE organization, then employ a methodical approach to expense reduction

CLIENT #2 CLIENT #4 CLIENT #1 CLIENT #3 Scope: Project & Facilities Management Size: 23 MSF Geography: 95 countries globally Contract term: 5 years CBRE employees: 469 Annual revenue: $36 M Total contract value: $180 M Scope: Facilities Management Size: 115 MSF Geography: US Contract term: 6 years; two successive 2 year renewals CBRE employees: 377 Annual revenue: $37 M Total contract value: $222 M Scope: Full Service Size: 3.4 MSF Geography: US Contract term: 5 years CBRE employees:124 Annual revenue: $16.5 M Total contract value: $82.5 M Scope: Transaction Management Size: 300 MSF Geography: US Contract term: 4 years Annual revenue: $11.5 M Total contract value: $46 M A Growing Number of Industries Are Outsourcing Real Estate

Global Platform & Scale Data and Analytics Integration Outsourcing Expertise Strategic Investment Why We Win: CBRE Differentiates in Five Key Areas

300 accounts spanning all industries and service lines High client satisfaction & retention CAGR of 14% from 2004-2010 Global market estimated at $50B - $60B Industry leading brand; ability to invest in the business STABLE DIVERSE RECURRING GROWING MARKET POTENTIAL GCS Is Poised For Continued Growth

1 Continued pipeline strength, with marked increase in RFPs for global portfolios 2 Significant # of full service opportunities – corporations are consolidating service providers to achieve cost efficiencies. 3 Corporations are seeking enhanced offerings (e.g., energy services and strategic occupancy planning) 4 New industries are accepting outsourcing (healthcare, government, retail) 5 CRE’s are increasingly looking to service providers to close the skills gap within their organizations. Key Trends We Are Seeing

Transaction Management Facilities Management Project Management GCS CORE BUSINESS GROWTH OPPORTUNITIES Government Energy/Sustainability Sourcing Healthcare Alternative Workplace Solutions Consulting Portfolio & Labor Analytics New Points of Entry and Opportunity

Drive growth through sustaining client satisfaction and new points of entry Continue investing in GCS platform (technology, process tools, sourcing, etc) Elevate our industry leadership position Accelerate portfolio momentum by targeting attractive vertical markets Continue to focus on global growth by strengthening critical partnerships and expanding APAC/EMEA business Key Strategic Priorities